Exhibit 99.1

Penn Virginia GP Holdings, L.P.

Three Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, PA 19087

FOR IMMEDIATE RELEASE

Contact:	James W. Dean, Vice President, Investor Relations
Ph: (610) 687-8900 Fax: (610) 687-3688 E-Mail: invest@pennvirginia.com

PENN VIRGINIA GP HOLDINGS, L.P.

ANNOUNCES THIRD QUARTER 2008 RESULTS

RADNOR, PA (BusinessWire) November 5, 2008 – Penn Virginia GP Holdings, L.P. (NYSE: PVG) today reported distributable cash, a non-GAAP (generally accepted accounting principles) measure, of $14.8 million for the three months ended September 30, 2008, compared with $11.7 million for the same period of 2007. Adjusted net income, a non-GAAP measure which excludes the effects of a non-cash change in derivatives fair value, was $5.8 million, or $0.15 per limited partner unit, for the three months ended September 30, 2008, compared with $12.8 million, or $0.33 per limited partner unit, for the third quarter of 2007. Net income for the quarter was $20.3 million, or $0.52 per limited partner unit, compared with $8.9 million, or $0.23 per limited partner unit, for the third quarter of 2007. Reconciliations of distributable cash and adjusted net income to GAAP-based measures appear in the financial tables later in this release.

As previously announced, on November 19, 2008, PVG will pay to unitholders of record as of November 6, 2008 a quarterly cash distribution covering the period of July 1 through September 30, 2008 in the amount of $0.38 per unit, or an annualized rate of $1.52 per unit. On an annualized basis, this represents a $0.08 per unit, or six percent, increase over the annualized distribution of $1.44 per unit paid for the second quarter of 2008 and a 27 percent increase over the annualized distribution of $1.20 per unit for the same quarter of 2007.

PVG owns the general partner, including the incentive distribution rights, and is the largest limited partner unitholder of Penn Virginia Resource Partners, L.P. (NYSE: PVR) and reports its financial results on a consolidated basis with the financial results of PVR. PVG currently has no separate operating activities apart from those conducted by PVR and derives its cash flow solely from cash distributions received from PVR.

Financial and operational updates, as well as full-year 2008 guidance for PVR and its coal and natural resource management and natural gas midstream segments, are discussed in more detail in PVR’s news release dated November 5, 2008 (please visit PVR’s website, www.pvresource.com under “For Investors,” for a copy of the release).

Management Comment

A. James Dearlove, Chief Executive Officer of PVG, said, “We are pleased to present third quarter 2008 results for PVG. PVR’s operations, which generate our cash flows, produced distributable cash flow that allowed for the 27 percent increase in the annualized rate of distributions as compared to the third quarter of 2007, including the recent six percent sequential quarterly distribution increase. We remain confident that the fundamental characteristics of our business segments continue to be strong.”

Guidance for 2008

See the Guidance Table included in PVR’s November 5, 2008 release for guidance estimates for full-year 2008.

Conference Call

A joint conference call and webcast, during which management will discuss third quarter 2008 financial and operational results for PVG and PVR, is scheduled for Thursday, November 6, 2008 at 1:00 p.m. ET. Prepared remarks by A. James Dearlove, Chief Executive Officer, will be followed by a question and answer period. Investors and analysts may participate via phone by dialing 1-877-407-9205 five to ten minutes before the scheduled start of the conference call, or via webcast by logging on to PVG’s website at www.pvgpholdings.com at least 20 minutes prior to the scheduled start of the call to download and install any necessary audio software. A telephonic replay of the call will be available until November 20, 2008 at 11:59 p.m. ET by dialing 1-877-660-6853 and using the following replay pass codes: account #286, conference ID #300124. An on-demand replay of the conference call will be available at PVG’s website beginning shortly after the call.

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Headquartered in Radnor, PA, Penn Virginia GP Holdings, L.P. (NYSE: PVG) is a publicly traded limited partnership formed to own the general partner interest, all of the incentive distribution rights and approximately 37 percent of the limited partner interests in PVR, a manager of coal and natural resource properties and related assets and the operator of a midstream natural gas gathering and processing business.

For more information about PVG, please visit its website at www.pvgpholdings.com. For more information about PVR, please visit its website at www.pvresource.com.

Certain statements contained herein and incorporated herein by reference to the PVR news release dated November 5, 2008 that are not descriptions of historical facts are “forward-looking” statements by PVR within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Because such statements include risks, uncertainties and contingencies, actual results may differ materially from those expressed or implied by such forward-looking statements. These risks, uncertainties and contingencies are discussed in more detail in PVR’s news release dated November 5, 2008 and in our press releases and public periodic filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2007. Many of the factors that will determine PVR’s and, therefore, our future results are beyond the ability of management to control or predict. Readers should not place undue reliance on forward-looking statements, which reflect management’s views only as of the date hereof. We undertake no obligation to revise or update any forward-looking statements, or to make any other forward-looking statements, whether as the result of new information, future events or otherwise.

PENN VIRGINIA GP HOLDINGS, L.P.

CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS - unaudited

(in thousands, except per unit data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2008	2007	2008	2007
Revenues
Natural gas midstream	$241,282	$100,370	$601,127	$310,095
Coal royalties	33,308	24,426	88,911	73,455
Coal services	1,815	1,955	5,518	5,648
Other	8,871	3,453	23,039	9,350

Total revenues	285,276	130,204	718,595	398,548

Expenses
Cost of midstream gas purchased	211,262	76,192	513,778	251,000
Operating	9,041	5,224	24,553	16,235
Taxes other than income	969	666	3,017	2,116
General and administrative	7,618	5,980	22,057	18,686
Depreciation, depletion and amortization	16,903	10,645	41,322	30,600

Total expenses	245,793	98,707	604,727	318,637

Operating income	39,483	31,497	113,868	79,911

Other income (expense)
Interest expense	(7,060)	(4,678)	(17,366)	(11,842)
Other	(4,118)	426	(3,072)	1,245
Derivatives	15,742	(10,730)	(6,424)	(20,927)

Income from operations before minority interest	44,047	16,515	87,006	48,387

Minority interest	(23,783)	(7,637)	(43,878)	(23,488)

Net income	$20,264	$8,878	$43,128	$24,899

Basic and diluted net income per limited partner unit	$0.52	$0.23	$1.10	$0.64

Weighted average number of units outstanding, basic and diluted	39,075	39,075	39,075	39,070

Other data:
Coal and natural resource management segment:
Coal royalty tons (in thousands)	8,496	8,842	24,975	25,186
Average coal royalties ($ per ton)	$3.92	$2.76	$3.56	$2.92
Average net coal royalties ($ per ton) - (a)	$3.67	$2.65	$3.24	$2.74

Natural gas midstream segment:
System throughput volumes (MMcf)	27,744	17,844	68,915	50,763
Gross margin (in thousands)	$30,020	$24,178	$87,349	$59,095

(a) - The average net coal royalties per ton deducts coal royalties expense, which is incurred primarily in Central Appalachia.

PENN VIRGINIA GP HOLDINGS, L.P.

CONDENSED CONSOLIDATED BALANCE SHEETS - unaudited

(in thousands)

	September 30, 2008	December 31, 2007
Assets
Cash and cash equivalents	$19,007	$30,503
Accounts receivable	92,976	78,888
Derivative assets	3,825	1,212
Other current assets	4,845	4,104

Total current assets	120,653	114,707
Net property, plant and equipment	884,737	731,282
Other long-term assets	242,046	96,262

Total assets	$1,247,436	$942,251

Liabilities and partners’ capital
Accounts payable and accrued liabilities	$80,779	$76,666
Current portion of long-term debt	—	12,561
Deferred income	3,231	2,958
Derivative liabilities	16,988	41,733

Total current liabilities	100,998	133,918
Other long-term liabilities	22,963	19,517
Deferred income	8,604	6,889
Derivative liabilities	2,982	1,315
Long-term debt of PVR	558,100	399,153
Minority interests in PVR	280,119	161,075
Partners’ capital	273,670	220,384

Total liabilities and partners’ capital	$1,247,436	$942,251

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS - unaudited

(in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2008	2007	2008	2007
Cash flows from operating activities
Net income	$20,264	$8,878	$43,128	$24,899
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation, depletion and amortization	16,903	10,645	41,322	30,600
Derivative contracts:
Total derivative losses (gains)	(14,239)	12,034	10,552	24,359
Cash settlements of derivatives	(14,054)	(4,702)	(33,279)	(8,963)
Non-cash interest expense	1,175	165	1,543	494
Minority interests in PVR	23,783	7,637	43,878	23,488
Equity earnings, net of distributions	(1,409)	(255)	(1,415)	(1,133)
Other	(896)	—	(1,337)	(198)
Changes in operating assets and liabilities	(10,853)	(5,366)	(11,277)	(8,338)

Net cash provided by operating activities	20,674	29,036	93,115	85,208

Cash flows from investing activities
Acquisitions	(156,791)	(93,423)	(253,031)	(145,879)
Additions to property, plant and equipment	(16,062)	(10,781)	(54,902)	(29,655)
Other	982	—	1,657	197

Net cash used in investing activities	(171,871)	(104,204)	(306,276)	(175,337)

Cash flows from financing activities
Distributions to partners	(28,884)	(22,079)	(78,276)	(56,453)
Proceeds from PVR borrowings, net	176,600	89,000	146,000	146,000
Net proceeds from issuance of PVR partners’ capital	—	—	138,015	—
Other	(3,454)	—	(4,074)	860

Net cash provided by financing activities	144,262	66,921	201,665	90,407

Net increase (decrease) in cash and cash equivalents	(6,935)	(8,247)	(11,496)	278
Cash and cash equivalents - beginning of period	25,942	22,212	30,503	13,687

Cash and cash equivalents - end of period	$19,007	$13,965	$19,007	$13,965

PENN VIRGINIA GP HOLDINGS, L.P.

DISTRIBUTABLE CASH - unaudited

(in thousands, except per unit data)

The following table presents the calculation and reconciliation of distributable cash of PVG with respect to the three and nine months ended September 30, 2008 and 2007:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2008 (a)	2007	2008 (a)	2007
Distributable cash:
Cash distributions received from PVR associated with:
2% general partner interest	$496	$405	$1,405	$1,186
General partner incentive distribution rights	6,035	3,565	16,031	9,341
PVR common units	9,207	8,422	27,032	24,680

Total cash received from PVR	15,738	12,392	44,468	35,207
Deduct: Net expenses of PVG on a stand-alone basis (b)	(457)	(143)	(1,557)	(1,264)
Cash reserve for working capital	(433)	(527)	(711)	(1,120)

Distributable cash (c)	$14,848	$11,722	$42,200	$32,823

Cash distributions paid to partners of PVG
To Penn Virginia Corporation	$11,429	$9,626	$33,166	$26,954
To public unitholders	3,419	2,096	9,034	$5,869

Total cash distributions paid	$14,848	$11,722	$42,200	$32,823

Distribution per limited partner unit (paid in subsequent periods)	$0.38	$0.30	$1.08	$0.84

Weighted-average units outstanding	39,075	39,075	39,075	39,070

(a) - The three and nine months ended September 30, 2008 columns represent cash distributions expected to be received from PVR and cash distributions expected to be paid to unitholders of PVG subsequent to the end of each quarter.

(b) - Estimated net expenses of PVG in the subsequent quarter, which represent general and administrative expenses, partially offset by interest income.

(c) - Distributable cash represents cash distributions received from PVR, minus PVG’s net expenses, minus cash reserve for working capital. Distributable cash is a significant liquidity metric which is an indicator of PVG’s ability to pay quarterly cash distributions to its limited partners. Distributable cash is widely used by investors and professional research analysts in the valuation, comparison, rating and investment recommendations of publicly traded partnerships. Distributable cash is presented because management believes it is a useful adjunct to net cash provided by operating activities under GAAP. Distributable cash is not a measure of financial performance under GAAP and should not be considered as an alternative to cash flows from operating, investing or financing activities, as an indicator of cash flows, as a measure of liquidity or as an alternative to net income.

CERTAIN NON-GAAP FINANCIAL MEASURES - unaudited

(in thousands, except per unit data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2008	2007	2008	2007
Reconciliation of GAAP “Net income” to Non-GAAP “Net income as adjusted”
Net income as reported	$20,264	$8,878	$43,128	$24,899
Adjustments for derivatives:
Derivative losses included in operating income	1,503	1,304	4,128	3,432
Derivative losses (gains) included in other income	(15,742)	10,730	6,424	20,927
Cash settlements of derivatives	(14,054)	(4,702)	(33,279)	(8,963)
Impact of adjustments on minority interest (d)	13,864	(3,408)	11,260	(7,283)

Net income as adjusted (e)	$5,835	$12,802	$31,661	$33,012

Net income as adjusted, per limited partner unit	$0.15	$0.33	$0.81	$0.84

(d) - Minority interest for the three months ended September 30, 2008 and 2007 has been adjusted for the effect of incentive distribution rights and reflects the minority interest percentage of net income recognized for the nine months ended September 30, 2008 and 2007.

(e) - Net income as adjusted represents net income adjusted to exclude the effects of non-cash changes in the fair value of derivatives. Management believes this presentation is widely used by investors and professional research analysts in the valuation, comparison, rating and investment recommendations of companies in the natural gas midstream industry. Management uses this information for comparative purposes within the industry. Net income as adjusted is not a measure of financial performance under GAAP and should not be considered as a measure of liquidity or as an alternative to net income.

PENN VIRGINIA GP HOLDINGS, L.P.

QUARTERLY SEGMENT INFORMATION - unaudited

(in thousands)

	Coal and Natural Resource Management	Natural Gas Midstream	Other	Consolidated
Three Months Ended September 30, 2008

Revenues
Natural gas midstream	$—	$241,282	$—	$241,282
Coal royalties	33,308	—	—	33,308
Coal services	1,815	—	—	1,815
Timber	1,911	—	—	1,911
Oil and gas royalties	1,940	—	—	1,940
Other	2,686	2,334	—	5,020

Total revenues	41,660	243,616	—	285,276

Expenses
Cost of midstream gas purchased	—	211,262	—	211,262
Coal royalties expense	2,125	—	—	2,125
Other operating	752	6,164	—	6,916
Taxes other than income	373	596	—	969
General and administrative	3,321	3,757	540	7,618
Depreciation, depletion and amortization	8,794	8,109	—	16,903

Total expenses	15,365	229,888	540	245,793

Operating income (loss)	$26,295	$13,728	$(540)	$39,483

Additions to property and equipment and acquisitions	$497	$172,356	$—	$172,853

	Coal and Natural Resource Management	Natural Gas Midstream	Other	Consolidated
Three Months Ended September 30, 2007

Revenues
Natural gas midstream	$—	$100,370	$—	$100,370
Coal royalties	24,426	—	—	24,426
Coal services	1,955	—	—	1,955
Timber	113	—	—	113
Oil and gas royalties	264	—	—	264
Other	1,658	1,418	—	3,076

Total revenues	28,416	101,788	—	130,204

Expenses
Cost of midstream gas purchased	—	76,192	—	76,192
Coal royalties expense	979	—	—	979
Other operating	1,020	3,225	—	4,245
Taxes other than income	242	424	—	666
General and administrative	2,630	3,076	274	5,980
Depreciation, depletion and amortization	5,833	4,812	—	10,645

Total expenses	10,704	87,729	274	98,707

Operating income (loss)	$17,712	$14,059	$(274)	$31,497

Additions to property and equipment and acquisitions	$93,449	$10,755	$—	$104,204

PENN VIRGINIA GP HOLDINGS, L.P.

YEAR-TO-DATE SEGMENT INFORMATION - unaudited

(in thousands)

	Coal and Natural Resource Management	Natural Gas Midstream	Other	Consolidated
Nine Months Ended September 30, 2008

Revenues
Natural gas midstream	$—	$601,127	$—	$601,127
Coal royalties	88,911	—	—	88,911
Coal services	5,518	—	—	5,518
Timber	5,328	—	—	5,328
Oil and gas royalties	4,730	—	—	4,730
Other	6,523	6,458	—	12,981

Total revenues	111,010	607,585	—	718,595

Expenses
Cost of midstream gas purchased	—	513,778	—	513,778
Coal royalties expense	8,034	—	—	8,034
Other operating	1,488	15,031	—	16,519
Taxes other than income	1,115	1,902	—	3,017
General and administrative	9,780	10,559	1,718	22,057
Depreciation, depletion and amortization	22,733	18,589	—	41,322

Total expenses	43,150	559,859	1,718	604,727

Operating income (loss)	$67,860	$47,726	$(1,718)	$113,868

Additions to property and equipment and acquisitions	$25,186	$282,747	$—	$307,933

	Coal and Natural Resource Management	Natural Gas Midstream	Other	Consolidated
Nine Months Ended September 30, 2007

Revenues
Natural gas midstream	$—	$310,095	$—	$310,095
Coal royalties	73,455	—	—	73,455
Coal services	5,648	—	—	5,648
Timber	530	—	—	530
Oil and gas royalties	847	—	—	847
Other	4,830	3,143	—	7,973

Total revenues	85,310	313,238	—	398,548

Expenses
Cost of midstream gas purchased	—	251,000	—	251,000
Coal royalties expense	4,582	—	—	4,582
Other operating	2,086	9,567	—	11,653
Taxes other than income	832	1,280	4	2,116
General and administrative	7,989	9,119	1,578	18,686
Depreciation, depletion and amortization	16,643	13,957	—	30,600

Total expenses	32,132	284,923	1,582	318,637

Operating income (loss)	$53,178	$28,315	$(1,582)	$79,911

Additions to property and equipment and acquisitions	$146,915	$28,619	$—	$175,534